Exhibit 99.2

Fourth Quarter / Full‐Year 2013 David Melcher Chief Executive Officer and President Peter Milligan Senior Vice President and Chief Financial Officer February 28, 2013

Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Some of the information included herein includes forward‐looking statements intended to qualify for the safe harbor from liability established by the Act. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “may,” “could,” “outlook” and other terms of similar meaning are intended to identify such forward‐looking statements. Forward‐looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward‐looking statements. The company undertakes no obligation to update any forward‐looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: The timing and completion of the tax‐free spin‐off described in this presentation; Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government or international defense budgets; Government regulations and compliance therewith, including changes to the Department of Defense procurement process; Our international operations, including sales to foreign customers; Competition, industry capacity and production rates; Misconduct of our employees, subcontractors, agents and business partners; The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters; Changes in interest rates and other factors that affect earnings and cash flows; The mix of our contracts and programs, our performance, and our ability to control costs; Governmental investigations; Our level of indebtedness and our ability to make payments on or service our indebtedness; Subcontractor performance; Economic and capital markets conditions; The availability and pricing of raw materials and components; Ability to retain and recruit qualified personnel; Protection of intellectual property rights; Changes in technology; Contingencies related to actual or alleged environmental contamination, claims and concerns; Security breaches and other disruptions to our information technology and operations; Unanticipated changes in our tax provisions or exposure to additional income tax liabilities; and Ability to execute our internal performance plans including restructuring, productivity improvements and cost reduction initiatives. The forward‐looking statements in this presentation are made as of the date hereof and the company undertakes no obligation to update any forward‐looking statements, whether as a result of new information, future events or otherwise. In addition, forward‐looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in the Exelis Inc. Form 10‐K for the fiscal year ended December 31, 2013, and those described from time to time in our future reports filed with the Securities and Exchange Commission. 2

2013 Highlights Achieved expectations of profitability and free cash flow Strong y/y growth in orders (+10%) and funded backlog (+17%) Over $80M in restructuring to improve cost structure Announced the spin‐off of Mission Systems in December 2013 Net unfunded pension liability improved over 35% due to higher discount rate, solid return on assets and proactive management Strong financial position heading into 2014 Year‐end cash position of $469M 3

Q4 2013 Results Q4 2013 Results $ millions, except per share amounts 2013 vs 2012 Funded Orders $ 921 ‐18% Revenue $ 1,239 ‐9% Adjusted Operating Income(1) $ 150 +6% Adjusted Operating Margin(1) 12.1% +170 bps Adjusted EPS(2) $ 0.44 ‐6% International accounted for 20% of Q4’13 funded orders C4ISR adjusted operating margin +120 bps sequentially to 15.1% on 25% sequential increase in revenue Generated $173M of Free Cash Flow(3) in the quarter Quarterly profitability in line with expectations (1) 2013 Adjusted Operating Income/Margin excludes charges related to the pending spin‐off of Mission Systems and a tax accrual related to a pending settlement between the IRS and ITT Corporation. 2012 Adjusted Operating Income/Margin excludes charges related to the October 31, 2011 spin‐off from ITT Corporation (2) Adjusted EPS = GAAP EPS, excluding 2012 and 2013 charges as outlined in note (1). (3) Free Cash Flow = Net Cash Provided by Operating Activities less Capital Expenditures plus Separation Costs related to the Mission Systems spin‐off. Does not include dividend payments. For Non‐GAAP reconciliations, refer to appendix and http://investors.exelisinc.com 4

Backlog & Business Environment 1.1x Book‐to‐Bill 50%+ increase in international orders Continued momentum in international and commercial markets Cultivating the Strategic Growth Platforms NASA Deep Space Network Advanced Geostationary Weather Imager to South Korea Electronic Support Measures for the Royal Australian Navy Long‐term agreement with Boeing to produce composite substructures for the 787 Dreamliner 2014 Key Pursuits Launch Test Range Systems Support (LISC) International climate instruments International and domestic airborne EW West Sound Base Operations Support Contract Funded Backlog ($B) $2.9 $0.9 $2.0 $3.4 $1.3 $2.1 2012 2013 Total Backlog ($B)(1) $9.5 $6.8 $2.6 $9.4 $6.5 $2.9 2012 2013 (1) Amounts may not sum due to rounding. 5

Mission Systems Update Mission Systems 2013 performance Funded backlog increased ≈50%; Funded orders increased over 10% Revenue down ≈20% y/y on lower Middle East and Afghanistan revenues Strong performance on fixed price programs and improved award fees on facility management contracts drove outstanding profitability (≈9%) Improved operating cash flow Expecting 2014 revenue decline in the mid‐teens 2014 pro forma operating margins of ≈6% Spin‐off on track for completion Summer 2014 Anticipated Exelis 2014 spin‐related expenses of ≈$25M Strong Mission Systems 2013 performance gives visibility into 2014 6

Full Year 2013 Results Full Year 2013 Results $ millions, except per share amounts 2013 vs 2012 Funded Orders $ 5,334 +10% Revenue $ 4,816 ‐13% Adjusted Operating Income (1) $ 484 ‐18% Adjusted Operating Margin (1) 10.0% ‐70 bps Adjusted EPS (2) $ 1.50 ‐19% Strong orders establish solid foundation for 2014 Operating results include $83M of restructuring expense Free Cash Flow(3) of $234M After ≈$200M in payments to pension plans Strong orders and proactive restructuring drive 2014 outlook (1) 2013 Adjusted Operating Income/Margin excludes charges related to the pending spin‐off of Mission Systems and a tax accrual related to a pending settlement between the IRS and ITT Corporation. 2012 Adjusted Operating Income/Margin excludes charges related to the October 31, 2011 spin‐off from ITT Corporation (2) Adjusted EPS = GAAP EPS, excluding 2012 and 2013 charges as outlined in Note (1). (3) Free Cash Flow = Net Cash Provided by Operating Activities less Capital Expenditures plus Separation Costs. Does not include dividend payments. For Non‐GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 7

C4ISR Segment Full Year 2013 Results $ millions, except per share amounts 2013 vs 2012 Funded Orders $ 2,272 +9% Revenue $ 2,136 ‐14% Adjusted Operating Income(1) $ 222 ‐39% Adjusted Operating Margin(1) 10.4% ‐430 bps +9% Funded Orders International weather payloads, international radar and EW, international Communications Domestic SINCGARS, international airborne EW ‐14% Revenue International EW, SENVG Counter IED products, legacy domestic night vision, commercial imagery payloads ‐430 bps Adjusted Operating Margin(1) Lower pension expense, discretionary expenses Restructuring and volume declines (1) 2013 Adjusted Operating Income/Margin excludes charges related to the pending spin‐off of Mission Systems and a tax accrual related to a pending settlement between the IRS and ITT Corporation. 2012 Adjusted Operating Income/Margin excludes charges related to the October 31, 2011 spin‐off from ITT Corporation (2) Adjusted EPS = GAAP EPS, excluding 2012 and 2013 charges as outlined in Note (1) For Non‐GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 8

I&TS Segment Full Year 2013 Results $ millions, except per share amounts 2013 vs 2012 Funded Orders $ 3,062 +10% Revenue $ 2,680 ‐12% Adjusted Operating Income(1) $ 262 +17% Adjusted Operating Margin(1) 9.8% +240 bps +10% Funded Orders Middle East programs, Space and Ground Range programs, Air Traffic Management Professional engineering services ‐12% Revenue FAA programs Middle East and Afghanistan programs, Professional engineering services +240 bps Adjusted Operating Margin(1) Award fee and contract productivity improvements (1) 2013 Adjusted Operating Income/Margin excludes charges related to the pending spin‐off of Mission Systems and a tax accrual related to a pending settlement between the IRS and ITT Corporation. 2012 Adjusted Operating Income/Margin excludes charges related to the October 31, 2011 spin‐off from ITT Corporation (2) Adjusted EPS = GAAP EPS, excluding 2012 and 2013 charges as outlined in Note (1). For Non‐GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 9

Pension Summary $ millions 2013 2014 (expected) FAS Expense (1) $87 ≈ $60 ‐ $70 Cash Contributions (2) $186 $185 ‐ $200 Actual Return on Assets 11.14% Assumptions 2013 2014 Discount Rate 4.09% 4.71% Expected Return on Assets 8.50% 8.25% Sensitivities 2014 +/‐ 25bps(3) = $140 +/‐ 25 bps(4) = $10 Net unfunded pension liability improved to ≈$1.2B from ≈$2.0B (+35%) (1) Reflects pension and other postretirement employee benefits expense (2) Reflects contributions to qualified plans (3) Reflects impact to unfunded liability of the U.S. Salaried Retirement Plan (4) Reflects impact to GAAP expense 10

2014 Guidance $ millions, except per share amounts 2014 Guidance Midpoint vs. Adj. 2013 Revenue ≈ 4,600 C4ISR revenues stabilize Pressure in Middle East and Afghanistan ≈ ‐4.5% Adjusted Operating Margin(1) ≈ 11.0% C4ISR benefit from lower restructuring expense and improved cost structure I&TS margins return to historical levels ≈ 100 bps Adjusted EPS(2) $1.52 – $1.59 Lower revenue Higher share count +3.7% Restructuring Activities ≈ $20 Separation Expenses Related to Exelis Mission Systems Spin‐off ≈ $25 Free Cash Flow(3) ≈ $250 ≈ +6.8% Focusing Exelis on Strategic Growth Platforms to improve margin profile and drive long‐term growth (1) 2013 Adjusted Operating Income/Margin excludes charges related to the pending spin‐off of Mission Systems and a tax accrual related to a pending settlement between the IRS and ITT Corporation. 2014 Adjusted Operating Income/Margin/EPS excludes charges related to the pending spin‐off of Mission Systems. (2) Adjusted EPS = GAAP EPS, excluding 2013 and 2014 charges as outlined in Note (1). (3) Free Cash Flow = Net Cash Provided by Operating Activities less Capital Expenditures plus separation costs related to the Mission Systems spin‐off. Does not include dividend payments. For Non‐GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 11

Appendix

Reconciliation of Non‐GAAP Measures Management reviews key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among other metrics on a regular basis. In addition, we consider certain additional measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including, but not limited to, acquisitions and debt repayment. These metrics, however, are not measures of financial performance under accounting principles generally accepted in the United States of America (GAAP) and should not be considered a substitute for revenue, operating income, income from continuing operations, or net cash from continuing operations as determined in accordance with GAAP. We consider the following non‐GAAP measure, which may not be comparable to similarly titled measures reported by other companies, to be a key performance indicator: “Adjusted net income” defined as net income, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non‐operating items and non‐operating tax settlements or adjustments. A reconciliation of adjusted net income is provided below. ($ million, except per share) Q4 2013 Q4 2012 FY 2013 FY 2012 Net Income 79 86 281 330 Separation Costs for the Exelis Mission Systems Spin‐off, net of tax 2 ‐ 2 ‐ Separation Costs for the ITT Spin‐off, net of tax ‐ 4 ‐ 19 Tax‐related special items for the ITT Spin‐off 5 ‐ 5 ‐ Adjusted Net Income 86 90 288 349 Net Income per fully diluted share $0.41 $0.45 $1.46 $1.75 Adjusted Net Income per fully diluted share $0.44 $0.47 $1.50 $1.85 Weighted Average Shares Outstanding, Diluted 194.2 189.5 192.0 188.6 13

Reconciliation of Non‐GAAP Measures (cont.) “segment adjusted operating income” defined as operating income of our two segments, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non‐operating items and non‐operating tax settlements or adjustments. A reconciliation of segment operating income is provided below. “segment adjusted operating margin” defined as segment adjusted operating income as defined above, divided by revenue. A reconciliation of segment operating margin is provided below. ($ million) Q4 2013 Q4 2012 FY 2013 FY 2012 Sales 1,239 1,361 4,816 5,522 C4ISR 621 603 2,136 2,487 I&TS 618 758 2,680 3,035 Segment Operating Income, As Reported 142 135 476 561 C4ISR 90 89 218 350 I&TS 52 46 258 211 Separation Costs 8 7 8 29 C4ISR 4 4 4 16 I&TS 4 3 4 13 Segment Operating Income, Adjusted 150 142 484 590 C4ISR 94 93 222 366 I&TS 56 49 262 224 Segment Operating Margin, As Reported C4ISR 14.5% 14.8% 10.2% 14.1% I&TS 8.4% 6.1% 9.6% 7.0% Segment Operating Margin, Adjusted C4ISR 15.1% 15.4% 10.4% 14.7% I&TS 9.1% 6.5% 9.8% 7.4% Operating Margin, As Reported 11.5% 9.9% 9.9% 10.2% Operating Margin, Adjusted 12.1% 10.4% 10.0% 10.7% 14

Reconciliation of Non‐GAAP Measures (cont.) “Free cash flow” defined as GAAP cash provided by operating activities, less capital expenditures plus separation costs. This metric does not include dividend payments. ($ million) Q4 QTD 2013 FY 2013 Q3 YTD 2013 Cash Flow From Operating Activities 192 310 118 Subtract: Capital Expenditures (21) (78) (57) Free Cash Flow 171 232 61 Add: Separation Costs for the Exelis Mission Systems Spin‐off, net of tax 2 2 - Free Cash Flow, as Adjusted 173 234 61 15

Reconciliation of Non‐GAAP Measures (cont.) “Free cash flow” defined as GAAP cash provided by from operating activities, less capital expenditures plus separation costs. This metric does not include dividend payments. ($ million) FY 2013 FY 2012 Cash Flow From Operating Activities 310 385 Subtract: Capital Expenditures (78) (119) Free Cash Flow 232 266 Add: Separation Costs for the Exelis Mission Systems Spin‐off, net of tax 2 - Separation Costs for the ITT Spin‐off, net of tax - 19 Free Cash Flow, as Adjusted 234 285 16